FORM 8-K
                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2003(April 14, 2003)

                          Trimble Navigation Limited
            (Exact name of registrant as specified in its charter)

                                  California
                (State or other jurisdiction of incorporation)

                                    0-18645
                           (Commission File Number)

                                  94-2802192
                            (IRS Employer I.D. No.)

                        645 N. Mary Ave. Sunnyvale, CA
                   (Address of principal executive offices)

                                     94088
                                  (Zip Code)

      Registrant's telephone number, including area code: (408) 481-8000


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Item 7. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits.

         5.2      Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

         23.1 Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                TRIMBLE NAVIGATION LIMITED
                                                a California corporation


  Dated: April 14, 2003                         /s/ Mary Ellen Genovese
                                                -------------------------------
                                                Mary Ellen Genovese
                                                Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit No.       Description

5.2               Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1              Consent of Skadden, Arps, Slate, Meagher & Flom LLP
                  (included in Exhibit 5.2)